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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                         April 23, 2004 (April 23, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

------------------------ ---------------------------- --------------------------
        DELAWARE                     0-23317                   06-1411336
------------------------ ---------------------------- --------------------------
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                         Identification Number)
------------------------ ---------------------------- --------------------------


                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)


                                 (301) 987-1700
              (Registrant's telephone number, including area code)


                                       NA
          (Former name or former address, if changed since last report)







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Item 7.   Financial Statements and Exhibits

(c)       Exhibits

Exhibit Number                  Description
---------------------    -------------------------------------------------------

        99.1                    Press Release issued by Gene Logic Inc. dated
                                April 23, 2004.





Item 12.  Results of Operations and Financial Condition

         On April 23, 2004, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the first quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as
Exhibit 99.1.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Gene Logic Inc.


                                                By:  /s/ Philip L. Rohrer, Jr.
                                                     --------------------------
                                                         Philip L. Rohrer, Jr.
                                                         Chief Financial Officer


Dated:  April 23, 2004






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                                  EXHIBIT INDEX


Exhibit Number                  Description
--------------                  ---------------

99.1                            Press Release issued by Gene Logic Inc. dated
                                April 23, 2004.